Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

24) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through March 17, 2017, the date at which the audited consolidated financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On January 10, 2017, the Partnership sold 2,500,000 common units in a public offering. The total net proceeds of the offering were approximately $54.9 million. Because the General Partner did not make a capital contribution to the Partnership in connection with the offering in order to maintain its 2.0% general partner interest, such interest was reduced to 1.85%.

On February 15, 2017, the Partnership paid a quarterly cash distribution of $0.52 per unit with respect to the quarter ended December 31, 2016. The aggregate amount of the paid distribution was $16.4 million.

On February 2, 2017 (the “Closing Date”), the Partnership issued and sold in a private placement 2,083,333 Series A Convertible Preferred Units (the “Series A Preferred Units”) at a price of $24.00 per unit (the “Issue Price”). After deducting estimated fees and expenses the net proceeds from the sale were approximately $48.5 million. The Series A Preferred Units represent limited partner interests in the Partnership, are perpetual and will pay cumulative, quarterly distributions in arrears at an annual rate of 8.0% of the Issue Price, on or prior to the date of payment of distributions on the Partnership’s common units. The Series A Preferred Units are a new class of security that rank senior to all of the common units with respect to distribution rights and liquidation preference. The Partnership has an option to sell, at any time prior to June 30, 2017, up to an additional $49 million of Series A Preferred Units.

The Series A Preferred Units are convertible, under certain circumstances, at the then applicable conversion rate, which is subject to adjustment under certain circumstances. The conversion rate will be redetermined on a quarterly basis and will be equal to the Issue Price divided by the product of (x) the book value per common unit at the end of the immediately preceding quarter (pro forma for per unit cash distributions payable with respect to such quarter) multiplied by (y) the quotient of (i) the Issue Price divided by (ii) the book value per common unit on the Closing Date. The Series A Preferred Units will be generally convertible, at the option of the holders of the Series A Preferred Units, into common units after February 2, 2019 at the then applicable conversion rate. In addition, the Partnership may redeem the Series A Preferred Units at any time between February 2, 2019 and February 2, 2027 at the redemption price applicable on any such redemption date, provided, however, that upon notice from the Partnership to the holders of Series A Preferred Units of its intent to redeem, such holders may elect, instead, to convert their Series A Preferred Units into common units at the then applicable conversion rate.

Upon a change of control of the Partnership, the holders of Series A Preferred Units may require the Partnership to redeem the Series A Preferred Units, in cash, at 100% of the Issue Price. In addition, the holders of Series A Preferred Units may cause the Partnership to redeem the Series A Preferred Units on February 2, 2027, at its option, in (i) cash at a price equal to 70% of the Issue Price or (ii) common units such that each Series A Preferred Unit receives common units worth 80% of the Issue Price (based on the volume-weighted average trading price, as adjusted for splits, combinations and other similar transactions, of the common units as reported on the NYSE for the 30 trading day period ending on the fifth trading day immediately prior to the redemption date). In addition, at any time following February 2, 2019 and subject to certain conditions, the Partnership may convert the Series A Preferred Units into common units at the then applicable conversion rate if the aggregate market value (for 20 trading days out of the 30 day trading period immediately preceding the notice of conversion) of the common units into which the then outstanding Series A Preferred Units are convertible, based on the then applicable conversion rate, is greater than 130% of the aggregate Issue Price of the then outstanding Series A Preferred Units. The Series A Preferred Units will be presented as equity on the Partnership’s balance sheet.

The Partnership has entered into a registration rights agreement with the holders of the Series A Preferred Units, pursuant to which it agreed to use commercially reasonable efforts to file a traditional shelf registration statement registering resales of the common units underlying the Series A Preferred Units and to have such registration statement declared effective by the SEC by February 2, 2019. The holders of the Series A Preferred Units also have certain demand and piggyback rights with respect to the underlying common units.

In connection with the issuance of the Series A Preferred Units, on February 2, 2017, the Partnership amended and restated its partnership agreement and adopted the Second Amended and Restated Agreement of Limited Partnership.

On March 1, 2017 the Partnership’s wholly owned subsidiary, KNOT Shuttle Tankers AS, acquired 100% of the shares of Knutsen Shuttle Tankers 24 AS (“KNOT 24”), the company that owns the shuttle tanker Tordis Knutsen, from KNOT for a purchase price of $147.0 million less $137.7 million of outstanding indebtedness related to the vessel plus approximately $21.1 million for a receivable owed by KNOT to KNOT 24 (the “Receivable”) and approximately $0.8 million for certain capitalized fees related to the financing of the Tordis Knutsen. On the closing of the Acquisition, KNOT 24 repaid approximately $42.8 million of this indebtedness, leaving an aggregate of approximately $94.9 million of debt outstanding under the secured credit facility related to the vessel (the “Tordis Facility”). The Tordis Facility is repayable in quarterly installments with a final balloon payment of $70.8 million due at maturity in November 2021. The Tordis Facility bears interest at an annual rate equal to LIBOR plus a margin of 1.9%. The purchase price was settled in cash and will be subject to certain post-closing adjustments for working capital and interest rate swaps. On the closing of the acquisition, KNOT repaid the Receivable.

The Tordis Knutsen was delivered in November 2016 and is operating in Brazil under a five-year time charter with a subsidiary of Royal Dutch Shell plc, which will expire in the first quarter of 2022. The charterer has options to extend the charter for two five-year periods.

The Partnership has accounted for the acquisition of the Tordis Knutsen as an acquisition of a business. The purchase price of the acquisition has been allocated to the identifiable assets acquired. The Partnership is in the process of finalizing the accounting for the acquisition and amounts shown below are provisional. The provisional allocation of the purchase price to acquired identifiable assets was based on their estimated fair values at the date of acquisition. No goodwill was identified as part of the provisional purchase price allocation. The provisional fair values allocated to each class of identifiable assets of KNOT 24 and the difference between the purchase price and net assets acquired was calculated as follows:

(US $ in thousands)		March 1, 2017
Purchase consideration (1)		$31,243
Less: Fair value of net assets acquired:
Vessel and equipment	147,000
Long-term debt	(137,655)
Receivable	21,103
Capitalized fee financing of the vessel	795
Other (2)

Sub total		31,243

Difference between the purchase price and fair value of net assets acquired		—

(1)	This includes the purchase consideration for KNOT 24 less the assumed bank debt plus certain intercompany balances and capitalized fees related to the financing of the Tordis Knutsen, but excluding the post-closing adjustments for working capital and interest rate swaps.
(2)	This information (working capital adjustment) will be available upon finalization of the Tordis Knutsen purchase price allocation.

On February 22, 2017 the Raquel Knutsen developed a technical default with its controllable pitch propeller. As a result, the Partnership expects the Raquel Knutsen to be off-hire for between 50 and 60 days for repairs. Under its loss of hire insurance policies, the Partnership’s insurer will pay it the hire rate agreed in respect of the Raquel Knutsen for each day in excess of 14 deductible days while the vessel is off-hire, for a maximum of 180 days. The Partnership also expects the repair cost to be covered by insurance, in excess of a deductible of $150,000. The Partnership currently estimates that the aggregate cost to it due to the propeller default (including off-hire and repairs) will be approximately $0.9 million.